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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation of our report dated February 12, 1997, which is incorporated in this Annual Report of Texas Equipment Corporation on Form 10-K.



Killman, Murrell & Company, P.C.

March 24, 1999